Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Votes submitted electronically or by telephone must be received by 8:00 a.m., Central Time, on April 17, 2020.

Online Go to www.investorvote.com/IBKC or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/IBKC

Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 listed hereon.

		For	Against	Abstain			For	Against	Abstain
1.	To approve the Agreement and Plan of Merger, dated as of November 3, 2019 (as amended from time to time, the “merger agreement”), by and between First Horizon National Corporation and IBERIABANK Corporation (“IBKC”) (the “IBKC merger proposal”).	☐	☐	☐	2.	To approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid by IBKC to its named executive officers in connection with the merger.	☐	☐	☐

3.	To adjourn the IBKC special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the IBKC merger proposal or to ensure that any supplement or amendment to the accompanying Joint Proxy Statement/Prospectus is timely provided to holders of IBKC common stock.	☐	☐	☐	Note: Such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

C 1234567890 J N T 1 U P X 4 5 6 6 2 6

037IGF

Special Meeting Admission Ticket

Special Meeting of
IBERIABANK Corporation Shareholders

April 24, 2020 10:00 a.m. Central Time
IBERIABANK
601 Poydras Street, 20th Floor
New Orleans, Louisiana 70130

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/IBKC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – IBERIABANK Corporation

Notice of Special Meeting of Shareholders

Proxy Solicited by Board of Directors for Special Meeting – April 24, 2020

William H. Fenstermaker and E. Stewart Shea III, and either of them acting individually, each with full power of substitution, are hereby authorized to represent and vote all shares of common stock of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of IBERIABANK Corporation (“IBKC”) to be held on April 24, 2020, or at any postponement or adjournment thereof, and upon any other business that may properly come before such Special Meeting or any postponement or adjournment thereof.

Shares represented by this proxy will be voted as specified. If no such directions are indicated, this proxy will be voted FOR Proposals 1, 2 and 3. If any other business is presented as to which this proxy confers discretionary authority, this proxy will be voted as determined by a majority of the Board of Directors. At the present time, IBKC knows of no other business to be brought before the Special Meeting. You may revoke this proxy at any time before it is voted at the Special Meeting.

The undersigned shareholder acknowledges receipt from IBKC, prior to execution of this proxy, of Notice of the Special Meeting and a Joint Proxy Statement/Prospectus. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of IBKC common stock of which the undersigned is entitled to vote at the Special Meeting.

(Items to be voted appear on reverse side.)

C	Non-Voting Items
Change of Address – Please print new address below.	Comments – Please print your comments below.	Meeting Attendance
		Mark box to the right if you plan to attend the Special Meeting.	☐

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Votes submitted electronically or by telephone must be received by 1:00 a.m., Central Time, on April 22, 2020.

Online Go to www.investorvote.com/IBKC or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/IBKC

Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 listed hereon.

		For	Against	Abstain			For	Against	Abstain
1.	To approve the Agreement and Plan of Merger, dated as of November 3, 2019 (as amended from time to time, the “merger agreement”), by and between First Horizon National Corporation and IBERIABANK Corporation (“IBKC”) (the “IBKC merger proposal”).	☐	☐	☐	2.	To approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid by IBKC to its named executive officers in connection with the merger.	☐	☐	☐

3.	To adjourn the IBKC special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the IBKC merger proposal or to ensure that any supplement or amendment to the accompanying Joint Proxy Statement/Prospectus is timely provided to holders of IBKC common stock.	☐	☐	☐	Note: Such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

C 1234567890 J N T 1 U P X 4 5 6 6 2 6

037USC

Special Meeting Admission Ticket

Special Meeting of
IBERIABANK Corporation Shareholders

April 24, 2020 10:00 a.m. Central Time
IBERIABANK
601 Poydras Street, 20th Floor
New Orleans, Louisiana 70130

Upon arrival, please present this admission ticket
and photo identification at the registration desk.

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/IBKC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Authorization – IBERIABANK CORPORATION RETIREMENT SAVINGS PLAN

CONFIDENTIAL RETIREMENT SAVINGS PLAN (401K) VOTE AUTHORIZATION FORM

Solicited on behalf of the Trustee of the IBERIABANK Corporation Retirement Savings Plan

I understand that I have the right to direct the IBERIABANK Corporation Retirement Savings Plan (the “Plan”) trustee (the “Trustee”) to vote my proportionate interest in the common stock of IBERIABANK Corporation (“IBKC”) held in my Plan accounts. I have been advised that my voting instructions are solicited for the Special Meeting of Shareholders of IBKC to be held at IBERIABANK, 601 Poydras Street, 20th Floor, New Orleans, Louisiana on April 24, 2020, at 10:00 a.m., Central Time, or an adjournment or postponement thereof (the “Special Meeting”).

I hereby direct the Trustee to vote my shares as follows:

If any other business is brought before the Special Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Plan. At the present time, IBKC knows of no other business to be brought before the Special Meeting.

The Trustee is hereby authorized and directed to vote my proportionate interest in IBKC common stock in my Plan account as indicated on the reverse side. If I do not return this form in a timely manner, no instruction is specified or the form is returned signed without instruction, shares representing my interest in the Plan will be voted in proportion to the manner in which other participants have voted their interests, subject to the determination that such a vote is for the exclusive benefit of Plan participants and beneficiaries.

I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Special Meeting and the Special Meeting Joint Proxy Statement/Prospectus. If you have any questions regarding your vote authorization, please contact Human Resources at (337) 521-4041.

C	Non-Voting Items
Change of Address – Please print new address below.	Comments – Please print your comments below.	Meeting Attendance
		Mark box to the right if you plan to attend the Special Meeting.	☐

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Special Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommends a vote FOR Proposals 1, 2 and 3 listed hereon.

		For	Against	Abstain			For	Against	Abstain
1.	To approve the Agreement and Plan of Merger, dated as of November 3, 2019 (as amended from time to time, the “merger agreement”), by and between First Horizon National Corporation and IBERIABANK Corporation (“IBKC”) (the “IBKC merger proposal”).	☐	☐	☐	2.	To approve, on an advisory (non-binding) basis, the merger-related compensation payments that will or may be paid by IBKC to its named executive officers in connection with the merger.	☐	☐	☐

3.	To adjourn the IBKC special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the IBKC merger proposal or to ensure that any supplement or amendment to the accompanying Joint Proxy Statement/Prospectus is timely provided to holders of IBKC common stock.	☐	☐	☐	Note: Such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

B	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

1 U P X 4 5 6 6 2 6

037IHF

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy – IBERIABANK Corporation

Notice of Special Meeting of Shareholders

Proxy Solicited by Board of Directors for Special Meeting – April 24, 2020

William H. Fenstermaker and E. Stewart Shea III, and either of them acting individually, each with full power of substitution, are hereby authorized to represent and vote all shares of common stock of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of IBERIABANK Corporation (“IBKC”) to be held on April 24, 2020, or at any postponement or adjournment thereof, and upon any other business that may properly come before such Special Meeting or any postponement or adjournment thereof.

Shares represented by this proxy will be voted as specified. If no such directions are indicated, this proxy will be voted FOR Proposals 1, 2 and 3. If any other business is presented as to which this proxy confers discretionary authority, this proxy will be voted as determined by a majority of the Board of Directors. At the present time, IBKC knows of no other business to be brought before the Special Meeting. You may revoke this proxy at any time before it is voted at the Special Meeting.

The undersigned shareholder acknowledges receipt from IBKC, prior to execution of this proxy, of Notice of the Special Meeting and a Joint Proxy Statement/Prospectus. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of IBKC common stock of which the undersigned is entitled to vote at the Special Meeting.

(Items to be voted appear on reverse side.)